UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2025

Waterstone Financial, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36271	90-1026709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)
414-761-1000
Registrant’s telephone number, including area code:
Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WSBF	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities and Exchange Act of 1934.

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2025, Michael Hansen, a member of the Board of Directors (the “Board”) of Waterstone Financial, Inc. (the “Company”), provided notice of his intention to resign as Chairperson of the Board’s Audit Committee, effective that same date.  Mr. Hansen's decision to resign was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.  Mr. Hansen also proved notice of his intent to retire as a member of the Board effective, December 31, 2025. His retirement is not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices. Until his announce retirement date, Mr. Hansen will continue to serve as a member of the Company’s Audit Committee and as a member of the Company’s Board Executive Committee and Nominating and Corporate Governance Committee.

On October 21, 2025, the Audit Committee of the Board appointed Laura Piotrowski, as Chairperson of the Audit Committee.  Ms. Piotrowski was appointed as a member of the Audit Committee of the Board effective July 8, 2025.

Ms. Piotrowski is the Chief Executive Offer and President of Cavendish Vernal, a strategic advisory firm she founded in 2017. Cavendish Vernal provides strategic business planning, executive advising, succession planning, finance and human resource advising, executive coaching, and leadership development services.  Previously, she was Executive Vice President of The Benefit Companies, where she provided strategic and executional leadership for the organization. Piotrowski has also held senior finance roles, including Chief Financial Officer of Stein’s Garden & Home and Managing Director of Finance for Robert W. Baird & Co.   She earned her bachelor’s degree from the University of Wisconsin-Milwaukee and an Executive MBA from Marquette University. She is a Certified Public Accountant (CPA) and a SHRM Senior Certified Professional (SHRM-SCP).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: October 21, 2025	/s/ William F. Bruss
Name: William F. Bruss
Title: Chief Executive Officer